UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): May 15, 2003


                                    XOMA LTD.
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             (Exact name of registrant as specified in its charter)


                                     BERMUDA
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                 (State or other jurisdiction of incorporation)


              0-14710                                    52-2154066
     (Commission File Number)            (IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California                     94710
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(Address of principal executive offices)                    (Zip code)

Registrant's telephone number, including area code (510) 204-7200
                                                  ------------------------------


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          (Former name or former address, if changed since last report)



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                                       -2-



Item 9.  Regulation FD Disclosure

     On May 15, 2003, XOMA Ltd. issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Note: The information in this report (including the exhibit) is furnished pursuant to Item 9 and "Item 12. Results of Operations and Financial Condition" and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, unless incorporated by specific reference in such filing.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 15, 2003               XOMA LTD.




                                   By:  /s/  Christopher J. Margolin
                                        -----------------------------------
                                        Christopher J. Margolin
                                        Vice President, General
                                        Counsel and Secretary



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                                  EXHIBIT INDEX


Number   Description
------   -----------

99.1.    Press Release dated May 15, 2003